Exhibit 99.B(h)(7)(C)

AMENDED AND RESTATED

PROXY AGENT

FEE ALLOCATION AGREEMENT

THIS PROXY VOTING FEE ALLOCATION AGREEMENT, effective August 21, 2003 (the “Agreement”), is hereby amended and restated the 1st day of January 2007, by and among ING Investments, LLC (“ING Investments”), Directed Services, LLC (“DSL”), and the ING funds listed on Schedule A attached hereto (each a “Fund,” and collectively the “Funds”), each acting on its own behalf, and on behalf of its series portfolios.

WHEREAS, each Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the series of which are managed by ING Investments or DSL (each an “Adviser,” and collectively the “Advisers”); and

WHEREAS, the Board of Directors/Trustees of each Fund (the “Board”) has adopted procedures and guidelines to govern the voting of proxies relating to each Fund’s portfolio securities; and

WHEREAS, the Board has authorized the retention of an independent proxy voting service, Institutional Shareholder Services, Inc. (“ISS”), to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services; and

WHEREAS, the Advisers for the Funds have entered into a Master Services Agreement with ISS dated as of the 1st day of July, 2003 which sets forth the fees (“ISS Fees”) for the ISS services (“Services”) set forth on Addendum No. (ING Funds-ADN.US & Global Voting Agent Service.8/1/2005-I) to the Master Services Agreement in connection with Fund proxies that are to be paid in advance of receipt of such Services; and

WHEREAS, the Advisers and the Funds now desire to establish (i) the criteria by which the ISS Fees shall be allocated among the Advisers and the Funds in connection with the Services to be provided in connection with the Master Services Agreement; and (ii) the basis on which additional Advisers or Funds for which the Advisers may act as investment manager may be added to the Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED by and among the Advisers and the Funds as follows:

1.                                      Allocation of ISS Fees attributable to Proxy Advisory Services.

The Advisers and each Fund, on behalf of itself and its series portfolios, shall pay a portion of the ISS Fees attributable to Proxy Advisory Services based upon the following allocation:

A.           U.S. Proxy Advisory Service

The Advisers will pay fifty percent (50%) of the ISS Fees attributable to U.S. Proxy Advisory Services. The amount will be allocated among the Advisers based upon Fund assets under management that are invested in U.S. equity positions, as of June 30, 2003, and will be adjusted semi-annually. Each Fund’s Net Assets as of June 30, 2003 is listed on Schedule B attached hereto.

Each Fund will pay a pro rata portion of the remaining fifty percent (50%) of the ISS Fees attributable to U.S. Proxy Advisory Services based upon the percentage of each Fund’s net assets that are invested in U.S. equity positions as of June 30, 2003. Such allocations will be adjusted semi-annually based on the percentage of each Fund’s net assets that are invested in U.S. equity positions.

B.             Global Proxy Advisory Service

The Advisers will pay fifty percent (50%) of the ISS Fees attributable to Global Proxy Advisory Services. The amount will be allocated among the Advisers based on Fund assets under management that are invested in equity securities traded on a foreign exchange as of June 30, 2003, and will be adjusted semi-annually.

Each Fund will pay a pro rata portion of the remaining fifty percent (50%) of the ISS Fees attributable to Global Proxy Advisory Services based upon the percentage of each Fund’s net assets that are invested in equity securities traded on a foreign exchange as of June 30, 2003. Such allocations will be adjusted semi-annually based on the percentage of each Fund’s net assets that are invested in equity securities traded on a foreign exchange.

2.                                      Allocation of ISS Fees attributable to Voting Agent Service.

The Advisers and each Fund, on behalf of itself, and its series portfolios, shall pay a portion of the ISS Fees attributable to Voting Agent Services based upon the following allocation:

A.            Per Ballot

The Advisers shall pay fifty percent (50%) of the ISS Fees attributable to the Per Ballot portion of the Voting Agent Services. The amount will be allocated among the Advisers based on Fund assets under management that are invested in U.S. and foreign equity positions as of June 30, 2003, and will be adjusted semi-annually.

Each Fund, on behalf of itself, and its series portfolios, shall pay a pro rata portion of fifty percent (50%) of the ISS Fees attributable to the Per Ballot portion of the Voting Agent Services based upon the percentage of each Fund’s net assets that are invested in U.S. and foreign equity positions as of June 30, 2003. Such allocations will be adjusted semi-annually based on the percentage of each Fund’s net assets that are invested in equity positions.

B.            Per Account

The amount will be allocated among the Funds equally based upon the number of Funds or their series portfolios as of June 30, 2003. Such allocations will be adjusted semi-annually based on the number of Funds or their series portfolios.

3.                                      Allocation of ISS Fees Attributable to Vote Disclosure Services.

Each Fund shall pay on behalf of itself, and its series portfolios, the ISS Fees attributable to Vote Disclosure Services based up on the following allocation:

The amount will be allocated on a pro rata basis based upon the percentage of each Fund’s net assets that are invested in equity positions as of June 30, 2003. Such allocations will be adjusted semi-annually based on the percentage of each Fund’s net assets that are invested in equity positions.

4.             Allocation of ISS Fees attributable to Custom Policy Service.

Each Fund shall pay on behalf of itself, and its series portfolios, the ISS Fees attributable to Custom Policy Service fees based upon the following allocation:

The amount will be allocated equally based upon the number of Funds or their series portfolios as of June 30, 2003. Such allocations will be adjusted semi-annually based on the number of Funds or their series portfolios.

5.                                      Payments.

Each Adviser and Fund will pay a portion of the ISS Fees as specified in Sections 1, 2, 3 and 4 above. Such amounts will be calculated by and communicated to each Fund’s Adviser and/or custodian as applicable by ING Funds Services, LLC. Payments shall be forwarded quarterly by each Adviser and/or custodian to ISS as follows:

Routing Number: 052001633

A/C # 03935295204

Bank of America

Rockville MD

6.                                      Additional Funds.

(a)           If any Advisers are added to the Master Services Agreement, such Adviser shall become subject to this Agreement immediately upon being added to the Master Services Agreement.

(b)           If the Advisers add any additional Funds to the Master Services Agreement, such Fund shall become subject to this Agreement immediately upon being added to the Master Services Agreement.

(c)           Each additional Adviser that becomes subject to this Agreement in accordance with Section 6(a) above shall pay a portion of the ISS Fees as described in Sections 1 and 2 above, as of the date such Adviser becomes subject to this Agreement. Such allocation will be adjusted semi-annually as described in Sections 1 and 2.

(d)           Each additional Fund that becomes subject to this Agreement in accordance with Section 6(b) above shall pay a portion of the ISS Fees as described in Sections 1, 2, 3 and 4 above based on the Fund’s net assets or number of Funds, as applicable, as of the date such Fund becomes subject to this Agreement. Such allocation will be adjusted semi-annually as described in Sections 1, 2, 3 and 4.

7.                                      Continuation and Termination.

The Agreement shall become effective on the date first written above. It shall continue with respect to an Adviser or a Fund until such Adviser or Fund is removed from the Master Services Agreement provided that such Adviser or Fund’s portion of the ISS Fees has been paid for the period that the Adviser or Fund utilized the Services.

The Agreement shall terminate for all Advisers and Funds upon termination of the Master Services Agreement provided that all ISS Fees have been paid for the period that the Advisers and Funds utilized the Services.

8.                                      Counterpart

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the date and year first above written.

On Behalf of: All Funds set forth on Schedule A

/s/Robert S. Naka
By:	Robert S. Naka
Executive Vice President
Duly authorized to execute and deliver this Agreement on behalf of each Fund set forth on Schedule A to the Agreement.

ING Investments, LLC

s/Robert S. Naka

By:	Robert S. Naka
Executive Vice President

Directed Services, LLC

/s/Todd Modic
By:	Todd Modic
Vice President

SCHEDULE A

with respect to the

AMENDED AND RESTATED

ISS PROXY VOTING FEE ALLOCATION AGREEMENT

ING EQUITY TRUST

ING Disciplined LargeCap Fund

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING LargeCap Growth Fund

ING LargeCap Value Fund

ING MidCap Opportunities Fund

ING MidCap Value Choice Fund

ING MidCap Value Fund

ING Opportunistic LargeCap Fund

ING Principal Protection Fund II

ING Principal Protection Fund III

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Choice Fund

ING SmallCap Value Fund

ING FUNDS TRUST

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund

ING INVESTORS TRUST

ING AllianceBernstein Mid Cap Growth Portfolio(1)

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING American Funds International Portfolio

ING BlackRock Large Cap Growth Portfolio(1)

ING BlackRock Large Cap Value Portfolio(1)

ING Capital Guardian Small/Mid Cap Portfolio(1)

ING Capital Guardian U.S. Equities Portfolio(1)

ING Disciplined Small Cap Value Portfolio

ING Eagle Asset Capital Appreciation Portfolio(1)

ING EquitiesPlus Portfolio

ING Evergreen Health Sciences Portfolio(1)

ING Evergreen Omega Portfolio(1)

ING FMRSM Diversified Mid Cap Portfolio(1)

ING FMRSM Earnings Growth Portfolio

ING FMRSM Mid Cap Growth Portfolio(1)

ING Franklin Income Portfolio

ING Global Real Estate Portfolio

ING Global Resources Portfolio(1)

ING Global Technology Portfolio(1)

ING International Portfolio(1)

ING Janus Contrarian Portfolio(1)

ING JPMorgan Emerging Markets Equity Portfolio(1)

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

1

ING JPMorgan Small Cap Equity Portfolio(1)

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio(1)

ING Legg Mason Partners All Cap Portfolio(1)

ING Legg Mason Value Portfolio(1)

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1)

ING Lord Abbett Affiliated Portfolio(1)

ING Marsico Growth Portfolio(1)

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio(1)

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®(1)

ING PIMCO Core Bond Portfolio(1)

ING PIMCO High Yield Portfolio(1)

ING Pioneer Fund Portfolio(1)

ING Pioneer Mid Cap Value Portfolio(1)

ING Stock Index Portfolio(1)

ING T. Rowe Price Capital Appreciation Portfolio(1)

ING T. Rowe Price Equity Income Portfolio(1)

ING Templeton Global Growth Portfolio(1)

ING UBS U.S. Allocation Portfolio(1)

ING Van Kampen Equity Growth Portfolio(1)

ING Van Kampen Global Franchise Portfolio(1)

ING Van Kampen Growth and Income Portfolio(1)

ING Van Kampen Real Estate Portfolio(1)

ING Wells Fargo Mid Cap Disciplined Portfolio(1)

ING Wells Fargo Small Cap Disciplined Portfolio

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Emerging Countries Fund

ING Emerging Markets Fixed Income Fund

ING Foreign Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Choice Fund

ING Russia Fund

ING PARTNERS, INC.

ING American Century Large Company Value Portfolio

ING American Century Select Portfolio

ING American Century Small-Mid Cap Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Growth Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Fundamental Research Portfolio

ING Goldman Sachs® Capital Growth Portfolio

ING Goldman Sachs® Structured Equity Portfolio

ING JPMorgan International Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Legg Mason Partners Large Cap Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

2

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio - Series 1

ING GET U.S. Core Portfolio - Series 2

ING GET U.S. Core Portfolio - Series 3

ING GET U.S. Core Portfolio - Series 4

ING GET U.S. Core Portfolio - Series 5

ING GET U.S. Core Portfolio - Series 6

ING GET U.S. Core Portfolio - Series 7

ING GET U.S. Core Portfolio - Series 8

ING GET U.S. Core Portfolio - Series 9

ING GET U.S. Core Portfolio – Series 10

ING GET U.S. Core Portfolio – Series 11

ING GET U.S. Core Portfolio – Series 12

ING GET U.S. Core Portfolio – Series 13

ING GET U.S. Core Portfolio – Series 14

ING VP Global Equity Dividend Portfolio

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP LargeCap Growth Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

ING VP NATURAL RESOURCES TRUST

ING GET FUND

ING GET Fund – Series P

ING GET Fund – Series Q

ING GET Fund – Series R

ING GET Fund – Series S

ING GET Fund – Series T

ING GET Fund – Series U

ING GET Fund – Series V

ING SERIES FUND, INC.

Brokerage Cash Reserves

ING 130/30 Fundamental Research Fund

ING Aeltus Money Market Fund

ING Balanced Fund

ING Global Science and Technology Fund

ING Growth Fund

ING Growth and Income Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

ING International Growth Fund

ING Small Company Fund

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Conservative Portfolio

ING VP Strategic Allocation Growth Portfolio

ING VP Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING VP Global Science and Technology Portfolio

ING VP Growth Portfolio

ING VP Index Plus LargeCap Portfolio

ING VP Index Plus MidCap Portfolio

ING VP Index Plus SmallCap Portfolio

ING VP International Equity Portfolio

ING VP Small Company Portfolio

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

3

ING VP Value Opportunity Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

4

Schedule B

[INSERT Net Asset Spreadsheet as of 6/30/03]